Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

5. Income Taxes

The Company has historically estimated its annual effective tax rate for the full fiscal year and applied that rate to its income from continuing operations before income taxes in determining its provision for income taxes for the respective periods. The Company has also historically recorded discrete items in each respective period as appropriate. However, if a company is unable to reliably estimate its annual effective tax rate, then the actual effective tax rate for the year-to-date may be the best estimate for the annual effective tax rate. For the nine months ended September 30, 2013, the Company determined that the annual rate method would not provide for a reliable estimate due to its sensitivity to minimal changes in forecasted annual pre-tax earnings. As a result, the Company has recorded the provision for income taxes for the nine months ended September 30, 2013 using the actual effective rate for the nine months ended September 30, 2013 (the “cut-off” method). The effective tax rate for the nine months ended September 30, 2012 was calculated based on an estimated annual effective tax rate plus discrete items. The Company’s consolidated effective tax rate for the nine months ended September 30, 2013 and 2012 was (319.3)% and 59.0%, respectively. The decrease in rate from the comparable period is primarily due to the ratio of book expenses that are not deductible for income tax purposes compared to pre-tax book income (loss), principally related to stock compensation expense. Additionally, the decrease in rate from the comparable period is primarily related to the decrease in income from operations before income tax, placing the Company in a loss position for operations before income tax expense for the nine months ended September 30, 2013, as opposed to an income position for the nine months ended September 30, 2012.

The Company’ estimated effective tax rate is subject to fluctuation based upon the level and mix of earnings and losses by tax jurisdiction, and the relative impact of permanent book to tax differences (e.g., non-deductible expenses). Each quarter, a cumulative adjustment is recorded for any fluctuations in the estimated annual effective tax rate as compared to the prior quarter. As a result of these factors, and due to potential changes in the Company’s period to period results, fluctuations in the Company’s effective tax rate and respective tax provisions or benefits may occur. The Company is subject to U.S. federal income tax, various state income taxes and various foreign income taxes. The effective income tax rate for the nine months ended September 30, 2013 reflects various foreign income taxes and estimated benefit of the 2013 U.S. Federal Research and Development Tax Credit.

In assessing the Company’s ability to realize the future benefit associated with its deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets may not be realized. The ultimate realization is dependent on the generation of taxable income within the periods that those temporary differences become deductible. The Company has not recorded a valuation allowance for its U.S. deferred tax assets due to management’s assessment that it is more-likely-than-not that the Company will be able to realize these tax assets.

The Company has recorded a valuation allowance on certain foreign net operating loss carryforwards and does not currently anticipate recording an income tax benefit related to these deferred tax assets. The Company will reassess the realization of deferred tax assets based on accounting standards for income taxes each reporting period and will be able to reduce the valuation allowance to the extent that the financial results of these operations improve and it becomes more likely than not that the deferred tax assets are realizable.

The Company permanently reinvests cumulative undistributed earnings of its non-U.S. subsidiaries in non-U.S. operations. U.S. federal income taxes have not been provided for in relation to undistributed earnings to the extent that they are permanently reinvested in the Company’s non-U.S. operations. It is not practical at this time to determine the income tax liability that would result upon repatriation to the U.S. As of September 30, 2013, the undistributed earnings of the Company’s foreign affiliates was $1,614.

The Company’s practice is to recognize interest and penalties related to uncertain tax positions in income tax expense.

7. Income Taxes

The Company’s income before taxes was taxed as indicated in the following jurisdictions:

	Years ended December 31,
	2011	2012
Pretax income (loss):
U.S.	$2,818	$6,638
Foreign	(253)	2,073

Total	$2,565	$8,711

The components of the provision for income taxes attributable to continuing operations are as follows:

	Year ended December 31,
	2011	2012
Current income tax expense:
U.S. federal	$1,786	$3,132
U.S. state and local	424	900
Foreign jurisdiction	714	808

Total current tax expense	$2,924	$4,840
Deferred income tax expense (benefit):
U.S. federal	$(102)	$(304)
U.S. state and local	(18)	(81)
Foreign jurisdiction	(55)	(49)

Total deferred tax expense (benefit)	(175)	(434)

Total income tax provision	$2,749	$4,406

A reconciliation between the Company’s statutory tax rate and the effective tax rate is as follows:

	Year ended December 31,
	2011	2012
U.S. federal statutory rate	34.0%	35.0%
Increase (reduction) resulting from:
U.S. state income taxes, net of federal benefits	4.7	5.9
Stock compensation adjustment	43.0	16.1
Non-deductible expenses	30.9	2.3
Uncertain tax positions	11.2	1.2
Benefit of credits	(5.3)	(9.1)
Provision to return differences	(15.9)	—
Foreign tax rate differential	5.4	(0.6)
Other	(0.5)	(0.5)

	107.5%	50.3%

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2011	2012
Deferred tax assets:
Allowance for doubtful accounts	$125	$199
Reserves	910	823
Deferred rent	374	488
Accrued expenses and other	595	674
Foreign tax credit carryforward	136	185
Stock compensation	317	790
Net operating loss carryforwards	1,029	970

Total deferred tax assets	$3,486	$4,129

Deferred tax liabilities:
Basis difference in fixed assets	$(967)	$(914)
Capitalized software development costs	(1,631)	(2,147)
Intangibles—acquisitions	—	(614)

Total deferred tax liabilities	(2,598)	(3,675)

Net deferred tax asset	$888	$454

Based on the Company’s operating history and management’s expectations of future profitability, management determined that it was more likely than not that its net deferred tax asset will be realized. No valuation allowance has been provided as of December 31, 2011 and 2012.

The Company had approximately $2,735 and $2,488 of federal net operating loss carryforwards at December 31, 2011 and 2012, respectively. The tax effected amounts of these carryforward are $930 and $871 at December 31, 2011 and 2012 respectively. Additionally the tax effected state carryforward for losses are $99 at the years ended December 31, 2011 and 2012. The net operating loss carryforwards will expire, if unused, in varying amounts beginning in 2021. The realization of the benefits of the net operating loss carryforwards is dependent on sufficient taxable income in future years. Lack of future earnings, a change in ownership of the Company, or the application of the alternative minimum tax rules could adversely affect the Company’s ability to utilize the net operating loss carryforward to reduce future current tax expense.

The Company had an ownership change in a prior year, as defined by Internal Revenue Code section 382, which triggered a limitation on the amount of net operating loss carryforward available to offset annual taxable income. The remaining net operating loss carryforward at December 31, 2011 and 2012 is subject to an annual limitation of approximately $246. Management has determined the Company will be able to utilize its net operating loss carryforwards subject to Section 382 limitations during the carryforward period.

The Company permanently reinvests cumulative undistributed earnings of its non- U.S. subsidiary in non-U.S. operations. U.S. federal income taxes have not been provided for in relation to undistributed earnings to the extent that they are permanently reinvested in the Company’s non-U.S. operations. It is not practical at this time to determine the income tax liability that would result upon repatriation to the U.S. As of December 31, 2012, the undistributed earnings of the Company’s foreign affiliate was approximately $1.6 million.

The Company applies the provisions of ASC 740-10 to uncertain tax positions. ASC 740-10 clarifies accounting for income taxes by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized. If the probability for sustaining a tax position is greater than 50%, then the tax position is warranted and recognition should be at the highest amount which would be expected to be realized upon ultimate settlement. The impact of the adoption of ASC 740-10 did not have a material effect on the consolidated financial statements of the Company.

The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits:

	December 31,
	2011	2012
Unrecognized tax benefits, opening balance	$36	$508
Gross increases—tax positions in prior period	220	—
Gross decreases—tax positions in prior period	—	1
Gross increases—current-period tax positions	252	105

Unrecognized tax benefits, ending balance	$508	$614

The Company’s tax reserves relate to state and international tax issues. The Company does not believe it is reasonably possible that its unrecognized tax benefits would materially change in the next 12 months.

The Company is subject to U.S. federal income tax and state and local income tax in multiple jurisdictions. With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal, state or local tax authorities for years before 2008. While the federal statute of limitations generally is three years, the IRS can re-determine items in tax years normally barred by the statute of limitations if a net operating loss utilized in an open year was carried over from a closed year.

The Company’s practice is to recognize interest and penalties related to uncertain tax positions in income tax expense. The amount of interest and penalties included in income tax expense for the year ended December 31, 2011 and 2012 was approximately $258 and $50, respectively.